Exhibit 99.6

[Stamp with the following text in italics:]

The Federal Service for Financial Markets

Mail Room

/s/    N.K. Kemarskaya

N.K. Kemarskaya

Jan. 18, 2010

VOLUNTARY TENDER OFFER

TO PURCHASE SECURITIES

ISSUED BY AN OPEN JOINT STOCK COMPANY

Name of the individual/entity making the voluntary tender offer: VimpelCom Ltd.

Full company name of the open joint stock company that issued the securities specified in the voluntary tender offer: Open Joint Stock Company Vimpel-Communications

Type/class/series of the securities specified in the voluntary tender offer	Number of such securities which is specified in the voluntary tender offer
Uncertificated registered shares of common stock, registered under No. 1-02-00027-A	51,281,022 shares, constituting 100% of all such shares
Type A uncertificated registered preferred shares, registered under No. 2-01-00027-A	6,426,600 shares, constituting 100% of all such shares

Registered address of the person making the voluntary tender offer	Strawinskylaan 3051, 1077 ZX Amsterdam, the Netherlands

Contact information of the person making the voluntary tender offer

Telephone:   +7 (495) 440-6324, +7 (495) 440-6325, +7 (495) 440-6345

Fax:              +7 (495) 440-6355

E-mail:          info@nrcreg.ru

Mailing address: VimpelCom Ltd., c/o NRC, 6 Veresaev Street, Moscow 121357, Russian Federation

/s/    Vladimir A. Markin

Vladimir A. Markin

Representative acting under an unnumbered power of attorney dated December 22, 2009

/s/    Alexander D. Tarabrin

Alexander D. Tarabrin

Representative acting under an unnumbered power of attorney dated December 22, 2009 (the title of the chief executive officer or another person who signs the voluntary tender offer on behalf of the person making such offer and the title and details of the document authorizing such other person to sign the voluntary tender offer on behalf of the person making such offer)

(Affix company seal here if a legal entity)

Date: January 18, 2010

I. Information on the Joint Stock Company That Issued the Securities Specified in the Voluntary Tender Offer

1.1	Full company name	Open Joint Stock Company Vimpel-Communications

1.2	Abbreviated company name, if any	AO VimpelCom (“OJSC VimpelCom”)

1.3	Registered address	10, 8th March Street, Building 14, Moscow 127083, Russian Federation

1.4	Main State Registration Number (OGRN)	1027700166636

1.5	Taxpayer Identification Number (INN)	7713076301

1.6	Issuer’s code assigned by registration authorities	00027-A

1.7	Mailing address	10, 8th March Street, Building 14, Moscow 127083, Russian Federation

II. Information on the Person Making the Voluntary Tender Offer to Purchase Securities Issued by the Open Joint Stock Company in Series

2.1	Individual	No

2.2	Legal entity	Yes

2.3	Resident	No

2.4	Nonresident	Yes

If an individual:

2.5	Full name	Not applicable

2.6	Place of residence	Not applicable

If a legal entity:

2.7	Full company name	VimpelCom Ltd.

2.8	Abbreviated company name, if any	Not applicable

2.9	Registered address	Strawinskylaan 3051, 1077 ZX Amsterdam, the Netherlands (principal place of business)

2.10	Main State Registration Number (OGRN)	None; registration number 43271 in the jurisdiction of its organization (Bermuda)

2.11	Taxpayer Identification Number (INN)	None

2.12	Issuer’s code, if any, assigned by registration authorities	None

2.13	Information on the Number of Shares Owned by the Person Making the Voluntary Tender Offer in the Open Joint Stock Company

Number of shares owned by such person in the open joint stock company

2.13.1	Number of shares / percentage[1] of common stock	0 shares / 0.00%	2.13.2	Total number of shares / percentage[2] of preferred stock, including:	0 shares /0.00%
				(a) Type A (shares / %2)	0 shares /0.00%
				(b) Type (shares / %2)	Not applicable
				(c) Type (shares / %2)	Not applicable

2.14	Information on Each Person Which, Individually or Jointly with its Affiliates, Holds at Least 20% of the Voting Rights to Which All Members of the Highest Governing Body of the Legal Entity Making the Voluntary Tender Offer Are Entitled

2.15	If an individual:

Information on each individual who, individually or jointly with his/her affiliates, holds at least 20% of the voting rights to which all members of the highest governing body of the legal entity referred to above are entitled

Percentage of the voting rights which is held by such individual, either individually or jointly with his/her affiliates, in the highest governing body of the legal entity referred to above
2.15.1.1	Full name	There is no such individual	2.15.1.3	Not applicable

2.15.1.2	Place of residence	Not applicable

2.15.2.1	Full name	There is no such individual	2.15.2.3	Not applicable

2.15.2.2	Place of residence	Not applicable

2.16	If a legal entity:

Information on each legal entity that, individually or jointly with its affiliates, holds at least 20% of the voting rights to which all members of the highest governing body of the legal entity referred to above are entitled

Percentage of the voting rights which is held by such entity, either individually or jointly with its affiliates, in the highest governing body of the legal entity referred to above
2.16.1.1	Full company name	Altimo Holdings & Investments Ltd.	2.16.1.6	50%

2.16.1.2	Abbreviated name	Not applicable

2.16.1.3	Registered address	Trident Chambers, Wickhams Cay, P.O. Box 146, Road Town, Tortola, British Virgin Islands

2.16.1.4	Main State Registration Number (OGRN)	None; registration number 178274 in the jurisdiction of its organization (British Virgin Islands)

2.16.1.5	Taxpayer Identification Number (INN)	None

2.16.2.1	Full company name	Telenor East Invest AS	2.16.2.6	50%

2.16.2.2	Abbreviated name	Not applicable

2.16.2.3	Registered address	Snarøyveien 30, N-1331 Fornebu, Norway

2.16.2.4	OGRN	None; registration number 976518209 in the jurisdiction of its organization (Norway)

2.16.2.5	INN	None

2.17	Information on Each Person Which Holds at Least 10% of the Voting Rights to Which All Members of the Highest Governing Body of the Legal Entity Making the Voluntary Tender Offer Are Entitled, and Which Is Registered in a Jurisdiction That Gives Favorable Tax Treatment and/or Does Not Require Disclosure or Provision of Information in Connection with Financial Transactions (a “Tax Haven”)

2.18	If an individual:

Information on each individual who holds at least 10% of the voting rights to which all members of the highest governing body of the legal entity referred to above are entitled and who is registered in a tax haven

Percentage of the voting rights which is held by such individual in the highest governing body of the legal entity referred to above
2.18.1.1	Full name	There is no such individual	2.18.1.3	Not applicable

2.18.1.2	Place of residence	Not applicable

2.18.2.1	Full name	There is no such individual	2.18.2.3	Not applicable

2.18.2.2	Place of residence	Not applicable

2.19	If a legal entity:

Information on each legal entity that holds at least 10% of the voting rights to which all members of the highest governing body of the legal entity referred to above are entitled and that is registered in a tax haven

Percentage of the voting rights which is held by such entity in the highest governing body of the legal entity referred to above
2.19.1.1	Full company name	Altimo Holdings & Investments Ltd.	2.19.1.4	50%

2.19.1.2	Abbreviated name	Not applicable

2.19.1.3	Registered address	Trident Chambers, Wickhams Cay, P.O. Box 146, Road Town, Tortola, British Virgin Islands

Information on each person which benefits from the ownership of shares in such legal entity registered in a tax haven (a “beneficiary”)			Percentage of the voting rights which is held by such beneficiary in the highest governing body of such legal entity registered in a tax haven
If the beneficiary is an individual

2.19.1.5	Full name	There is no such individual	2.19.1.7	Not applicable
2.19.1.6	Place of residence	Not applicable

2.19.1.8	Full name	There is no such individual	2.19.1.10	Not applicable
2.19.1.9	Place of residence	Not applicable

If the beneficiary is a legal entity

2.19.1.11	Full company name	Alja Investments Limited	2.19.1.16	2.193%

2.19.1.12	Abbreviated name	Not applicable

2.19.1.13	Registered address	Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, British Virgin Islands

2.19.1.14	Main State Registration Number (OGRN)	None; registration number 357852 in the jurisdiction of its organization (British Virgin Islands)

2.19.1.15	Taxpayer Identification Number (INN)	None

2.19.1.17	Full company name	Bardsley Investments Corp.	2.19.1.22	11.869%

2.19.1.18	Abbreviated name	Not applicable

2.19.1.19	Registered address	Akara Bldg., 24 De Castro Street, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands

2.19.1.20	OGRN	None; registration number 267942 in the jurisdiction of its organization (British Virgin Islands)

2.19.1.21	INN	None

2.19.1.23	Full company name	Cotesmore Holdings Limited	2.19.1.28	18.604%

2.19.1.24	Abbreviated name	Not applicable

2.19.1.25	Registered address	1st Floor, Kings Court, Bay Street, N-3994, Nassau, Bahamas

2.19.1.26	OGRN	None; registration number 46824B in the jurisdiction of its organization (the Bahamas)

2.19.1.27	INN	None

2.19.1.29	Full company name	Dendar Investment Fund Limited	2.19.1.34	7.021%

2.19.1.30	Abbreviated name	Not applicable

2.19.1.31	Registered address	57/63 Line Wall Road, Gibraltar

2.19.1.32	OGRN	None; registration number 62307 in the jurisdiction of its organization (Gibraltar)

2.19.1.33	INN	None

2.19.1.35	Full company name	Fairacre Holdings Limited	2.19.1.40	2.079%

2.19.1.36	Abbreviated name	Not applicable

2.19.1.37	Registered address	Trident Chambers, P.O. Box 146, Road Town, Tortola, British Virgin Islands

2.19.1.38	OGRN	None; registration number 75552C in the jurisdiction of its organization (British Virgin Islands)

2.19.1.39	INN	None

2.19.1.41	Full company name	Grand Financial Group Limited	2.19.1.46	14.17%

2.19.1.42	Abbreviated name	Not applicable

2.19.1.43	Registered address	Trident Chambers, P.O. Box 146, Road Town, Tortola, British Virgin Islands

2.19.1.44	OGRN	None; registration number 459071 in the jurisdiction of its organization (British Virgin Islands)

2.19.1.45	INN	None

2.19.1.47	Full company name	Laketown Services Limited	2.19.1.52	42.294%

2.19.1.48	Abbreviated name	Not applicable

2.19.1.49	Registered address	8 Prospect Hill, Douglas, Isle of Man

2.19.1.50	OGRN	None; registration number 087581C in the jurisdiction of its organization (Isle of Man)

2.19.1.51	INN	None

2.19.1.53	Full company name	R&B Investments Limited	2.19.1.58	0.52%

2.19.1.54	Abbreviated name	Not applicable

2.19.1.55	Registered address	Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, British Virgin Islands

2.19.1.56	OGRN	None; registration number 358381 in the jurisdiction of its organization (British Virgin Islands)

2.19.1.57	INN	None

2.19.1.59	Full company name	Thoro Holding Ltd.	2.19.1.64	1.25%

2.19.1.60	Abbreviated name	Not applicable

2.19.1.61	Registered address	Trident Chambers, P.O. Box 146, Road Town, Tortola, British Virgin Islands

2.19.1.62	OGRN	None; registration number 1047641 in the jurisdiction of its organization (British Virgin Islands)

2.19.1.63	INN	None

2.20	The person making the voluntary tender offer acts for the benefit of third parties and in its own name	The person making the voluntary tender offer acts in its own name and for its own benefit

2.21	Information on Each Third Party For the Benefit of Which the Person Making the Voluntary Tender Offer Acts

2.22	If the third party is an individual:

2.22.1.1	Full name	There is no such party

2.22.1.2	Place of residence	Not applicable

2.22.1.3	Details and title of the document (such as an agreement or power of attorney) providing a basis for the person making the voluntary tender offer to act for the benefit of such party	Not applicable

2.22.2.1	Full name	There is no such party

2.22.2.2	Place of residence	Not applicable

2.22.2.3	Details and title of the document (such as an agreement or power of attorney) providing a basis for the person making the voluntary tender offer to act for the benefit of such party	Not applicable

2.23	If the third party is a legal entity:

2.23.1.1	Full company name	There is no such party

2.23.1.2	Abbreviated company name, if any	Not applicable

2.23.1.3	Registered address	Not applicable

2.23.1.4	Main State Registration Number (OGRN)	Not applicable

2.23.1.5	Taxpayer Identification Number (INN)	Not applicable

2.23.1.6	Details and title of the document (such as an agreement or power of attorney) providing a basis for the person making the voluntary tender offer to act for the benefit of such party	Not applicable

2.23.2.1	Full company name	There is no such party

2.23.2.2	Abbreviated company name, if any	Not applicable

2.23.2.3	Registered address	Not applicable

2.23.2.4	OGRN	Not applicable

2.23.2.5	INN	Not applicable

2.23.2.6	Details and title of the document (such as an agreement or power of attorney) providing a basis for the person making the voluntary tender offer to act for the benefit of such party	Not applicable

III. Information on Each Shareholder Which Is an Affiliate of the Person Making the Voluntary Tender Offer to Purchase Securities Issued by the Open Joint Stock Company in Series

3.1	If an individual:

3.1.1.1	Full name	There is no such individual

3.1.1.2	Place of residence	Not applicable

3.1.1.3	Basis of affiliation	Not applicable

Number of shares owned by such affiliate in the open joint stock company

3.1.1.4	Number of shares / percentage[1] of common stock	0 shares / 0.00%	3.1.1.5	Total number of shares / percentage[2] of preferred stock, including:	0 shares /0.00%
				(a) Type A (shares / %2)	0 shares /0.00%

				(b) Type (shares / %2)	Not applicable

				(c) Type (shares / %2)	Not applicable

3.2	If a legal entity:

3.2.1.1	Full company name	Eco Telecom Limited

3.2.1.2	Abbreviated company name, if any	Not applicable

3.2.1.3	Registered address	9/3a International Commercial Centre, Casemates Square, Gibraltar

3.2.1.4	Main State Registration Number (OGRN)	None; registration number 79038 in the jurisdiction of its organization (Gibraltar)

3.2.1.5	Taxpayer Identification Number (INN)	None

3.2.1.6	Basis of affiliation			This entity is a member of the group of persons which includes a legal entity entitled to control more than 20% of all voting rights attached to the voting shares in the legal entity making the voluntary tender offer to purchase securities issued by Open Joint Stock Company Vimpel-Communications (“OJSC VimpelCom”).

Number of shares owned by such affiliate in the open joint stock company

3.2.1.7	Number of shares / percentage[1] of common stock	18,964,799 shares /37.00%	3.2.1.8	Total number of shares / percentage[2] of preferred stock, including:	6,426,600 shares /100.00%
				(a) Type A (shares / %2)	6,426,600 shares /100.00%

				(b) Type (shares / %2)	Not applicable

				(c) Type (shares / %2)	Not applicable

3.2.2.1	Full company name			Telenor East Invest AS

3.2.2.2	Abbreviated company name, if any			Not applicable

3.2.2.3	Registered address			Snarøyveien 30, N-1331 Fornebu, Norway

3.2.2.4	Main State Registration Number (OGRN)			None; registration number 976518209 in the jurisdiction of its organization (Norway)

3.2.2.5	Taxpayer Identification Number (INN)			None

3.2.2.6	Basis of affiliation			This entity is entitled to control more than 20% of all voting rights attached to the voting shares in the legal entity making the voluntary tender offer to purchase securities issued by OJSC VimpelCom.

Number of shares owned by such affiliate in the open joint stock company

3.2.2.7	Number of shares / percentage[1] of common stock	17,254,579 shares /33.60%	3.2.2.8	Total number of shares / percentage[2] of preferred stock, including:	0 shares /0.00%
				(a) Type A (shares / %2)	0 shares /0.00%

				(b) Type (shares / %2)	Not applicable

				(c) Type (shares / %2)	Not applicable

IV. Information on the Number of Shares Owned, in the Aggregate, by the Person Making the Voluntary Tender Offer and its Affiliates in the Open Joint Stock Company

Number of shares owned by such persons in the open joint stock company

4.1	Number of shares / percentage[1] of common stock	36,219,378 shares / 70.60%	4.2	Total number of shares / percentage[2] of preferred stock, including:	6,426,600 shares /100.00%
				(a) Type A (shares / %2)	6,426,600 shares /100.00%

				(b) Type (shares / %2)	Not applicable

				(c) Type (shares / %2)	Not applicable

4.3	Number of shares / percentage[3] represented by shares, specified by Article 84.1(1) of the Federal Law “On Joint Stock Companies” and owned by the person making the voluntary tender offer and its affiliates in the open joint stock company				42,645,978 shares / 73.90%

V. Information on the Securities Issued by the Open Joint Stock Company in Series and Specified in the Voluntary Tender Offer

5.1	Type/class/series of securities to be purchased		5.2	Number of such securities / percentage[4] represented by such securities

5.1.1	Uncertificated registered shares of common stock, registered under No. 1-02-00027-A		5.2.1	51,281,022 shares / 100.00%

5.1.2	Type A uncertificated registered preferred shares, registered under No. 2-01-00027-A		5.2.2	6,426,600 shares / 100.00%

VI. Information on the Terms and Conditions of the Voluntary Tender Offer in Respect of Securities Issued by the Joint Stock Company in Series

6.1	Type/class/series of securities to be purchased	Uncertificated registered shares of common stock, registered under No. 1-02-00027-A

Terms and Conditions of the Purchase of Such Securities Issued in Series

6.1.1	The proposed purchase price of securities or the method for the determination of such price	One hundredth of a ruble (RUR0.01) per security purchased and specified in 6.1 above

6.1.2	Substantiation of the proposed purchase price of securities, including information on the compliance of the proposed purchase price of securities with Article 84.2(4) of the Federal Law “On Joint Stock Companies”	Such information is not required in this voluntary tender offer under Article 84.1(2) of Federal Law No. 208-FZ “On Joint Stock Companies,” dated December 26, 1995.

6.1.3	Consideration in cash for securities to be purchased	Payment in cash for securities specified in 6.1 above will be made by wire transfer in Russian rubles at the proposed purchase price specified in 6.1.1 above.

6.1.4	Period for, and method of, payment in cash for securities to be purchased

If a person accepts this voluntary tender offer in accordance with 6.3.1 below (a “Seller”) and transfers its securities specified in 6.1 above to VimpelCom Ltd. in accordance with 6.3.4 below, such securities will be paid for in accordance with 6.1.3 above within fifteen (15) calendar days after an entry is made to record the depositing of the securities in the securities account of VimpelCom Ltd.

Such payment will be made pursuant to a payment order of VimpelCom Ltd. to the applicable Seller’s bank account as specified in the notice of acceptance of this voluntary tender offer (the “Notice”) delivered by such Seller in accordance with 6.3.1 below.

6.1.5	Consideration in kind, in the form of other securities (specify such other securities), for securities to be purchased	Securities specified in 6.1 above may, at a Seller’s option, be paid for in kind with American Depositary Receipts representing common shares in VimpelCom Ltd., CUSIP (Committee on Uniform Securities Identification Procedures) number 92719A 106, International Securities Identification Number (ISIN) US92719A1060, CFI (Classification of Financial Instruments) code ESVUFA and issued by The Bank of New York Mellon, a New York, U.S.A. banking corporation (or its London, U.K. office), each such depositary receipt representing one (1) common share in VimpelCom Ltd. (“Common DRs”), provided that such payment is subject to the restrictions on the distribution and transfer of foreign securities in the Russian Federation as described in 8.1 below. If a Seller selects such form of consideration, VimpelCom Ltd. will transfer twenty (20) Common DRs to such Seller for each share purchased from such Seller and specified in 6.1 above.

6.1.6	Period for, and method of, payment in kind (in the form of other securities) for securities to be purchased

If a Seller transfers its securities specified in 6.1 above in accordance with 6.3.4 below, such securities will be paid for in accordance with 6.1.5 above within fifteen (15) calendar days after an entry is made to record the depositing of the securities in the securities account of VimpelCom Ltd.

Such payment will be effected by transfer of the relevant number of Common DRs to the relevant Seller’s account as specified in the Notice delivered by such Seller in accordance with 6.3.1 below.

6.1.7	Statement on the options that the owner of securities to be purchased has regarding the form of consideration	Each Seller will have the option to select the form of consideration for securities specified in 6.1 above.

6.1.8	Minimum total number of securities / percentage[4] represented by the securities to be specified in all notices of sale given to the person making the voluntary tender offer	48,395,641 shares / 94.37%

6.2	Type/class/series of securities to be purchased	Type A uncertificated registered preferred shares, registered under No. 2-01-00027-A

Terms and Conditions of Purchase of Such Securities Issued in Series

6.2.1	The proposed purchase price of securities or the method for the determination of such price	One hundredth of a ruble (RUR0.01) per security purchased and specified in 6.2 above

6.2.2	Substantiation of the proposed purchase price of securities, including information on the compliance of the proposed purchase price of securities with Article 84.2(4) of the Federal Law “On Joint Stock Companies”	Such information is not required in this voluntary tender offer under Article 84.1(2) of Federal Law No. 208-FZ “On Joint Stock Companies,” dated December 26, 1995.

6.2.3	Consideration in cash for securities to be purchased	Payment in cash for securities specified in 6.2 above will be made by wire transfer in Russian rubles at the proposed purchase price specified in 6.2.1 above.

6.2.4	Period for, and method of, payment in cash for securities to be purchased	If a Seller transfers its securities specified in 6.2 above to VimpelCom Ltd. in accordance with 6.3.4 below, such securities will be paid for in accordance with 6.2.3 above within fifteen (15) calendar days after an entry is made to record the depositing of the securities in the securities account of VimpelCom Ltd.

Such payment will be made pursuant to a payment order of VimpelCom Ltd. to the relevant Seller’s bank account as specified in the Notice delivered by such Seller in accordance with 6.3.1 below.

6.2.5	Consideration in kind, in the form of other securities (specify such other securities), for securities to be purchased	Securities specified in 6.2 above may, at a Seller’s option, be paid for in kind, with other securities, namely, American Depositary Receipts representing convertible preferred shares in VimpelCom Ltd., CUSIP (Committee on Uniform Securities Identification Procedures) number 92719A 205 International Securities Identification Number (ISIN) US92719A2050, CFI (Classification of Financial Instruments) code ESVTFA and issued by The Bank of New York Mellon, a New York, U.S.A. corporation (or its London, U.K. office), each such depositary receipt representing one (1) convertible preferred share in VimpelCom Ltd. (“Preferred DRs”) (Common DRs and Preferred DRs being referred to collectively as “DRs”), provided that such payment is subject to the restrictions on the distribution and transfer of foreign securities in the Russian Federation as described in 8.1 below. If a Seller selects such form of consideration, VimpelCom Ltd. will transfer twenty (20) Preferred DRs to such Seller for each share purchased from such Seller and specified in 6.2 above.

6.2.6	Period for, and method of, payment in kind (in the form of other securities) for securities to be purchased	If a Seller transfers its securities specified in 6.2 above in accordance with 6.3.4 below, such securities will be paid for in accordance with 6.2.5 above within fifteen (15) calendar days after an entry is made to record the depositing of the securities in the securities account of VimpelCom Ltd.

Such payment will be effected by transfer of the relevant number of Preferred DRs to the relevant Seller’s account as specified in the Notice delivered by such Seller in accordance with 6.3.1 below.

6.2.7	Statement on the options that the owner of securities to be purchased has regarding the form of consideration	Each Seller will have the option to select the form of consideration for securities specified in 6.2 above.

6.2.8	Minimum total number of securities / percentage[4] represented by the securities to be specified in all notices of sale given to the person making the voluntary tender offer	6,426,600 shares / 100.00%

6.3	Other Terms and Conditions of Purchase of Securities Issued in Series

6.3.1	Period of acceptance of the voluntary tender offer (i.e., the person making the voluntary tender offer is to receive a notice of sale of securities within such period)	The period of acceptance of the voluntary tender offer (within which any Notice (as defined in 6.1.4 above), which must comply with 8.2 below, must be received by VimpelCom Ltd.) is seventy (70) calendar days from the date of receipt of this voluntary tender offer by OJSC VimpelCom. The date of receipt of this voluntary tender offer by OJSC VimpelCom will be specified in the information pack sent by OJSC VimpelCom to its shareholders in accordance with the first paragraph of Article 84.3(2) of Federal Law No. 208-FZ “On Joint Stock Companies,” dated December 26, 1995.
6.3.2	Mailing address for notices of sale of securities to be purchased	VimpelCom Ltd., c/o The National Registry Company (Central Office), 6 Veresaev Street, Moscow 121357, Russian Federation
6.3.3	Address for personal delivery of notices of sale of securities	VimpelCom Ltd., c/o The National Registry Company (Central Office), 6 Veresaev Street, Moscow 121357, Russian Federation
6.3.4	Deadline for depositing securities to be purchased to the securities account/custody account of the person making the voluntary tender offer, and procedure for the transfer of securities to be purchased	If securities specified in 6.1 and/or 6.2 above are to be purchased under this voluntary tender offer, such securities must be deposited in the securities account of the purchaser, VimpelCom Ltd., which is specified in 6.3.5 below, free and clear of all third party claims, within fifteen (15) calendar days after the expiration of the period of acceptance specified in 6.3.1 above for this voluntary tender offer.

The purchase of and payment for a Seller’s securities specified in 6.1 and/or 6.2 above under this voluntary tender offer made by VimpelCom Ltd. will be subject to the satisfaction of all of the following conditions:

(1) The Notice complies with applicable Russian law and 8.2 below;

(2) The number of securities specified in all Notices delivered to VimpelCom Ltd. is not less than the minimum number specified by 6.1.8 above or 6.2.8 above, as applicable. VimpelCom Ltd. shall have the right, in its discretion and at any time prior to the expiration of the period of acceptance specified in 6.3.1 above for this voluntary tender offer, to waive the requirement that the number of securities specified in all Notices delivered to VimpelCom Ltd. under this voluntary tender offer be not less than the minimum number specified by 6.1.8 above or 6.2.8 above, as applicable, and may acquire such smaller number of securities as may actually be specified in all Notices delivered to VimpelCom Ltd. Any exercise of such right shall be disclosed as provided under the Regulations on Requirements for How to Take Certain Actions in Connection with the Acquisition of More Than 30% of the Shares in an Open Joint Stock Company, approved by Order No. 06-76/pz-n of Russia’s Federal Service for Financial Markets, dated July 13, 2006, for the purpose of the disclosure of the contents of a voluntary tender offer;

(3) If a Seller elects to have its securities paid for in kind with DRs, under this voluntary tender offer,

(a) such Seller must confirm its status as a qualified investor within the meaning of Article 51.2 of Federal Law No. 39-FZ “On the Securities Market,” dated April 22, 1996, which confirmation must specify the types of securities and/or other financial instruments in relation to which such Seller is treated as a qualified investor, if applicable, and must be accompanied by copies of supporting documents (including an extract from the register of persons deemed to be qualified investors, if applicable); and (b) such Seller must provide information on the broker (including his name, address and license details) to be retained by such Seller to acquire DRs, as required by Article 27.6(3) of Federal Law No. 39-FZ “On the Securities Market,” dated April 22, 1996, and specify such Seller’s account and other details for depositing DRs in such Seller’s name; and

(4) Prior approvals have been obtained from the Government Commission for Supervision of Foreign Investment in the Russian Federation and from Russia’s Federal Anti-Monopoly Service for the acquisition of 100% of all voting shares in OJSC VimpelCom by VimpelCom Ltd. and VimpelCom Holdings B.V.

If any of the above conditions is not satisfied, VimpelCom Ltd. will, within five (5) calendar days after the expiration of the period of acceptance specified in 6.3.1 above for this voluntary tender offer, notify the relevant Seller that such Seller’s securities cannot be purchased by VimpelCom Ltd. under this voluntary tender offer on the terms specified in the Notice, which notice will state the reasons why such purchase cannot be completed.

Securities will be deposited in the securities account of VimpelCom Ltd., which is maintained in OJSC VimpelCom’s share register and kept by an independent registrar, Closed Joint Stock Company “The National Registry Company,” the details of which are provided in 8.3 below) (the “Registrar”). Such deposit will be made in accordance with applicable Russian law and the terms and conditions for the maintenance of the relevant share register.

Each Seller must take all necessary actions in connection with the transfer of title to the securities specified in such Seller’s Notice to VimpelCom Ltd. and the registration of such transfer in OJSC VimpelCom’s share register. The services provided by the Registrar to register the transfer of title to such securities and to deposit the same in the securities account of VimpelCom Ltd., which is maintained in OJSC VimpelCom’s share register, will be paid for by VimpelCom Ltd.

For the purpose of depositing the securities specified in any Notice in the securities account of VimpelCom Ltd., which is maintained in OJSC VimpelCom’s share register, each Seller must deliver an appropriate transfer form or, if applicable, give instructions to the depository which records ownership interests in such securities issued by OJSC VimpelCom and cause such depository to deliver an appropriate transfer form to the Registrar. Such transfer form or, if applicable, instructions to the depository, must be completed in accordance with applicable law, the Registrar’s and, if applicable, the relevant depository’s, instructions, this item 6.3.4 and item 6.3.5 below.

The “Basis for Registration” section (or other similar section) of the transfer form must include a reference to the acceptance of this voluntary tender offer as a basis for the registration of the transfer of title to the securities of OJSC VimpelCom to be transferred and specify the date of expiration of the period of acceptance specified in 6.3.1 above for this voluntary tender offer.

If a Seller’s ownership interests in securities are recorded by a depository and such Seller has registered the transfer of securities in the depository’s records it is recommended that such Seller send or deliver to the address specified in 6.3.2 above a statement/certificate certified by the depository and confirming that such securities have been transferred from such Seller’s custody’s account to VimpelCom Ltd.

The transfer of securities by a Seller to the securities account of VimpelCom Ltd. under this voluntary tender offer will constitute confirmation that such securities are free and clear of all third party claims, that such securities have been sold by the relevant Seller in accordance with such Seller’s constitutive documents (if such Seller is a legal entity) and in accordance with applicable law and that such Seller has obtained all approvals and consents (including corporate approvals and third party consents) necessary for the transfer of securities under applicable law.

6.3.5	Details of the person making the voluntary tender offer to be specified in any transfer form in respect of securities to be purchased

The following information must be specified in the “Transferee’s Account” section (or other similar section) of the transfer form:

(1)    OJSC VimpelCom’s securities transferred by the relevant Seller must be deposited in the account of VimpelCom Ltd. as owner;

(2)    such person’s full official name: VimpelCom Ltd.; and

(3)    its registration details:

•        registration number 43271 in the jurisdiction of its organization (Bermuda);

•        the relevant registration authority: the registrar of companies;

• the document evidencing its state registration: a certificate of incorporation; and • the date of registration: June 5, 2009.
6.3.6	Plans that the person making the voluntary tender offer has with respect to the open joint stock company in which shares are purchased, including plans concerning employees of such open joint stock company	Such information is not required in this voluntary tender offer under Article 84.1(2) of Federal Law No. 208-FZ “On Joint Stock Companies,” dated December 26, 1995.

VII. Information on the Bank Guarantee Accompanying the Voluntary Tender Offer

7.1	Information on the Guarantor

7.1.1	Full company name	ING Bank (Eurasia) ZAO (Closed Joint Stock Company)

7.1.2	Abbreviated company name, if any	ING Bank (Eurasia) ZAO

7.1.3	Registered address	36 Krasnoproletarskaya Street, Moscow 127473

7.1.4	Main State Registration Number (OGRN)	1027739329375

7.1.5	Taxpayer Identification Number (INN)	7712014310

7.2	Terms and Conditions of the Bank Guarantee

7.2.1	The amount of the bank guarantee or the method for the determination of such amount	Five hundred seventy seven thousand seventy six 22/100 (577,076.22) rubles

7.2.2	Bank guarantee irrevocable	The bank guarantee is irrevocable at any time during the term thereof, as required by Article 84.1(5) of Federal Law No. 208-FZ “On Joint Stock Companies,” dated December 26, 1995, and Article 371 of the Civil Code of the Russian Federation.

7.2.3	The term of the bank guarantee or the method for the determination of such term	The bank guarantee shall be effective from January 12, 2010 and shall continue in effect through December 31, 2010.

VIII. Other Additional Information Specified in the Voluntary Tender Offer

8.1	Restrictions on the distribution and transfer of foreign securities in the Russian Federation	DRs offered as a form of consideration for securities of OJSC VimpelCom to be purchased can only be acquired by a Seller which is a qualified investor within the meaning of Article 51.2 of Federal Law No. 39-FZ “On the Securities Market,” dated April 22, 1996.

8.2	Notice of sale of securities

Any Notice must be in writing and contain the following information:

(1) The title: “Notice of Sale of Shares in Open Joint Stock Company Vimpel-Communications under the Voluntary Tender Offer Made by VimpelCom Ltd.”;

(2) If given by a legal entity:

•        the Seller’s full company name;

•        the Seller’s registered address; and

•        details of the Seller’s state registration, including the date of registration, the relevant registration authority and the number of the relevant certificate of registration (if the Seller is a Russian legal entity such information must include its Main State Registration Number (OGRN), the date on which the relevant entry was made in the Unified State Register of Legal Entities, and the relevant registration authority);

(3) If given by an individual:

•        the Seller’s full name;

•        the Seller’s place of residence (registered address);

•        the Seller’s passport details (including the series, number and date and place of issue of his or her passport); and

•        the date and place of birth of the Seller;

(4) The type, class and number of securities that the Seller agrees to sell under this voluntary tender offer (such information to be separately provided for each type and class of securities); and

(5) The form of consideration selected for the securities that the Seller agrees to sell under this voluntary tender offer (such information to be separately provided for each type and class of securities).

If a Seller selects DRs as the form of consideration for securities that the Seller agrees to sell under this voluntary tender offer, the Notice must also state that:

(1) the Seller confirms on its own behalf that the Seller is or is not, as of the date of delivery of the Notice, and will or will not, as of the date of payment for its securities purchased under this voluntary tender offer (as provided by 6.1.6 above or 6.2.6 above, as applicable), be a qualified investor within the meaning of Article 51.2 of Federal Law No. 39-FZ “On the Securities Market,” dated April 22, 1996, which confirmation must specify the types of securities and/or other financial instruments in relation to which the Seller is treated as a qualified investor, if applicable, and must be accompanied by copies of supporting documents (including an extract from the register of persons deemed to be qualified investors, if applicable);

(2) details of the broker (including the name, address and license details) to be retained by the Seller to acquire DRs, as required by Article 27.6(3) of Federal Law No. 39-FZ “On the Securities Market,” dated April 22, 1996;

(3) the Seller’s account number and other details required to register DRs in the Seller’s name; and

(4) the main and, if necessary, additional method(s) for giving notice under 6.3.4 above to advise the Seller that the Seller’s securities cannot be purchased by VimpelCom Ltd. under this voluntary tender offer on the terms specified in the Notice.

The recommended form of Notice will be published by VimpelCom Ltd. at http://www.vimpelcomlimited.com on or before the date of receipt of this voluntary tender offer by OJSC VimpelCom.

The Notice must be signed by the Seller (or an authorized representative of the Seller whose authority must be evidenced by a duly executed original power of attorney or other appropriate original document or a notarized copy thereof attached to the Notice). If the Seller is a foreign legal entity and has a company seal or is a Russian legal entity, its company seal must be affixed to the Notice.

Each Seller will be legally responsible for the accuracy of any information specified in such Seller’s Notice and for the consistency of such information with the information contained in the share register of OJSC VimpelCom.

8.3	Details of the registrar of OJSC VimpelCom

(1)    The registrar’s name:

•        Full name: Closed Joint Stock Company “The National Registry Company”;

•        Abbreviated name: NRC

(2)    Registered / mailing address: 6 Veresaev Street, Moscow 121357, Russian Federation;

(3)    Main State Registration Number (OGRN) 1027739063087

(4)    Taxpayer Identification Number (INN) 7705038503

(5)    Registration Reason Code (KPP) 773101001

(6)    Details of its license to maintain a register:

•        Date of issue: September 6, 2002;

•        No. 10-000-1-00252;

•        Form number: Series 03 No. 000397;

•        Period of validity: perpetual;

•        Issued by the Russian Federal Commission for the Securities Market; and

• Signed by I.V. Kostikov, Chairman, Russian Federal Commission for the Securities Market.

8.4	Additional information for shareholders of OJSC VimpelCom	Altimo Holdings & Investments Ltd. (“Altimo”) and Telenor East Invest AS (“Telenor”) are parties to a share exchange agreement with respect to their respective shareholdings in OJSC VimpelCom and Closed Joint Stock Company Kyivstar GSM, a company organized under the laws of Ukraine, dated October 4, 2009 (the “Share Exchange Agreement”), under which the acquisition by VimpelCom Ltd. of more than 95% of the total number of OJSC VimpelCom’s outstanding voting shares under this voluntary tender offer and a public offer made by VimpelCom Ltd. outside the Russian Federation on terms and conditions substantially similar to this voluntary tender offer is contingent upon the fulfillment or waiver by Altimo and Telenor in their sole discretion of certain conditions. If such conditions are not so fulfilled or waived in accordance with the Share Exchange Agreement, Altimo and/or Telenor have the right not to sell their shares in OJSC VimpelCom under this voluntary tender offer, thus causing the condition specified in 6.3.4(2) above not to be fulfilled and no securities to be purchased or paid for under this voluntary tender offer.

[1]	Specify as a percentage of all issued and outstanding shares of common stock with an accuracy to at least two decimal places.
[2]	Specify as a percentage of all issued and outstanding preferred shares with an accuracy to at least two decimal places.
[3]	Specify as a percentage of all issued and outstanding shares specified in Article 84.1(1) of the Federal Law “On Joint Stock Companies,” with an accuracy to at least two decimal places.
[4]	Specify as a percentage of all issued and outstanding securities of such type/class/series with an accuracy to at least two decimal places.

ДЛЯ ВЛАДЕЛЬЦЕВ ОБЫКНОВЕННЫХ ИМЕННЫХ БЕЗДОКУМЕНТАРНЫХ АКЦИЙ	FOR HOLDERS OF COMMON REGISTERED SHARES ISSUED IN A BOOK-ENTRY FORM
Кому:	**Attn.:**
VimpelCom Ltd. (компании "ВымпелКом Лтд.")	VimpelCom Ltd.
Российская Федерация, 121357, Москва, ул. Вересаева, дом 6 (ЗАО "Национальная Регистрационная Компания", Центральный офис)	6 Ulitsa Veresayeva, 121357 Moscow, Russian Federation (ZAO The National Registration Company, Central Office)
От акционера:	**From shareholder:**
Физическое лицо ☐	Individual ☐
______________________	______________________
(Фамилия, имя, отчество, дата рождения)	*(Full name and birth date)*
______________________	______________________
(Данные документа, удостоверяющего личность (вид документа, серия, номер, дата выдачи, наименование органа, выдавшего документ))	*(Details of the identity document (document type, series, number, date of issuance, issuing authority))*
______________________	______________________
(Адрес места жительства (регистрации))	*(Residential (registration) address)*
Юридическое лицо ☐	Legal entity ☐
______________________	______________________
(Полное наименование)	*(Full official name)*
______________________	______________________
(Сведения о государственной регистрации – дата, регистрирующий орган, номер соответствующего свидетельства (в том числе для российских юридических лиц – основной государственный регистрационный номер (ОГРН), свидетельство о регистрации, дата внесения записи в единый государственный реестр юридических лиц (ЕГРЮЛ), регистрирующий орган))	*(Details of the seller's state registration, including the date of registration, the relevant registration authority and the number of the relevant certificate of registration (if the seller is a Russian legal entity such information must include its Main State Registration Number (OGRN), certificate of registration, the date on which the relevant entry was made in the Unified State Register of Legal Entities, and the relevant registration authority))*
______________________	______________________
(Адрес места нахождения (регистрации))	*(Registered address)*
______________________	______________________
(Контактный телефон / факс)	*(Contact phone /fax)*

FOR HOLDERS OF

COMMON REGISTERED SHARES

ISSUED IN A BOOK-ENTRY FORM

Attn.:

VimpelCom Ltd.

6 Ulitsa Veresayeva, 121357 Moscow, Russian Federation (ZAO The National Registration Company, Central Office)

From shareholder:

Individual

(Full name and birth date)

(Details of the identity document (document type, series,

number, date of issuance, issuing authority))

(Residential (registration) address)

Legal entity

(Full official name)

(Details of the seller’s state registration, including the date of registration, the relevant registration authority and the number of the relevant certificate of registration (if the seller is a Russian legal entity such information must include its Main State Registration Number (OGRN), certificate of registration, the date on which the relevant entry was made in the Unified State Register of Legal Entities, and the relevant registration authority))

(Registered address)

(Contact phone /fax)

Номинальный держатель* ☐	Nominee holder* ☐
_______________	_______________
(*Наименование, адрес места нахождения*)	(*Name, location*)
_______________	_______________
(*Депозитарный договор (номер, дата заключения)*)	(*Depositary agreement (number and date)*)
Резидент РФ* ☐	Resident of the RF* ☐
Нерезидент РФ* ☐	Non-resident of the RF* ☐
* Данные графы заполняются в случае, когда акции учитываются на счетах депо в депозитарии; информация должна быть предоставлена в отношении депозитариев всех уровней (если применимо)	* Such information shall be provided in the event shares are recorded in a depo account with a depositary; this information needs to be supplied in respect of the depositaries of all levels (if applicable)
Заявление о продаже акций Открытого акционерного общества "Вымпел-Коммуникации" в рамках добровольного предложения VimpelCom Ltd. (компании "ВымпелКом Лтд.")	**Notice of sale of shares in Open Joint Stock Company "Vimpel-Communications" pursuant to the voluntary tender offer made by VimpelCom Ltd."**
Настоящим принимаю добровольное предложение VimpelCom Ltd. (компании "ВымпелКом Лтд.") о приобретении эмиссионных ценных бумаг ОАО "ВымпелКом" – обыкновенных именных бездокументарных акций – и выражаю согласие продать следующие принадлежащие мне обыкновенные именные бездокументарные акции на условиях, предусмотренных добровольным предложением.	I hereby accept the voluntary tender offer of VimpelCom Ltd. to purchase securities of OJSC "VimpelCom" issued in series – common registered shares issued in a book-entry form – and expressly agree to sell the following common registered shares issued in a book-entry form, owned by me, on the terms and conditions as set forth in such voluntary tender offer.
Настоящим также обязуюсь передать указанные обыкновенные именные бездокументарные акции свободными от прав любых третьих лиц.	I hereby also agree to transfer such common registered shares issued in a book-entry form free and clear of any third party rights.
1 Эмитент продаваемых ценных бумаг	**1 Issuer of the sold securities**
Открытое акционерное общество "Вымпел-Коммуникации"	Open Joint Stock Company "Vimpel-Communications"
2 Вид, категория, тип продаваемых ценных бумаг	**2 Form, class and type of the sold securities**
Обыкновенные именные бездокументарные акции, государственный регистрационный номер выпуска 1-02-00027-A	Common registered shares issued in a book-entry form, issue state registration number 1-02-00027-A

Nominee holder*

(Name, location)

(Depositary agreement (number and date))

Resident of the RF*

Non-resident of the RF*

* Such information shall be provided in the event shares are recorded in a depo account with a depositary; this information needs to be supplied in respect of the depositaries of all levels (if applicable)

Notice of sale of shares in Open Joint Stock Company “Vimpel-Communications” pursuant to the voluntary tender offer made by VimpelCom Ltd.”

I hereby accept the voluntary tender offer of VimpelCom Ltd. to purchase securities of OJSC “VimpelCom” issued in series – common registered shares issued in a book-entry form – and expressly agree to sell the following common registered shares issued in a book-entry form, owned by me, on the terms and conditions as set forth in such voluntary tender offer.

I hereby also agree to transfer such common registered shares issued in a book-entry form free and clear of any third party rights.

1 Issuer of the sold securities

Open Joint Stock Company “Vimpel-Communications”

2 Form, class and type of the sold securities

Common registered shares issued in a book-entry form, issue state registration number 1-02-00027-A

3 Количество продаваемых ценных бумаг (цифрами и прописью)	**3 Amount of sold securities (in numbers and in words)**
______________________	______________________
(*Цифрами*)	(*In numbers*)
______________________	______________________
______________________	______________________
(*Прописью*)	(*In words*)
4 Информация о номинальном держателе (если применимо)	**4 Nominee holder information (if applicable)**
______________________	______________________
______________________	______________________
______________________	______________________
(*Реквизиты договора (наименование договора (депозитарный, междепозитарный и др.), дата, номер)*)	(*Details of the agreement (name (depositary, inter-depositary, etc.), date, number)*)
______________________	______________________
______________________	______________________
(*Наименование номинального держателя, зарегистрированного в реестре*)	(*Name of the nominee holder recorded in the register*)
5 Выбранная форма оплаты продаваемых ценных бумаг	**5 Elected form of consideration for the sold securities**
Оплата акций денежными средствами ☐	Shares are paid for in cash ☐
(Если акции оплачиваются денежными средствами, необходимо заполнить пункт **6** ниже)	(In case of cash payment, please fill in section **6** below)
Оплата акций иными ценными бумагами – депозитарными расписками ☐	Shares are paid for with other securities – depositary receipts ☐
(Если акции оплачиваются депозитарными расписками, необходимо заполнить пункт **7** ниже)	(In case of payment in depository receipts, please fill in section **7** below)
6 Оплата денежными средствами	**6 Payment in cash**
Денежные средства за продаваемые акции прошу перечислить путем денежного перевода на банковский счет по следующим реквизитам в соответствующем размере из расчёта 0,01 рубля (0 (ноль) рублей 1 (одна) копейка) за 1 (одну) обыкновенную именную бездокументарную акцию:	Please make the payment for the sold shares by a wire transfer to the following bank account on the basis of RUB 0.01 (zero (0) rubles and one (1) kopeck) per 1 (one) common registered share issued in a book-entry form:
(a) Получатель	**(a) Recipient**
Физическое лицо ☐	Individual ☐
______________________	______________________
______________________	______________________
(*Фамилия, имя, отчество*)	(*Full name*)

3 Amount of sold securities (in numbers and in words)

(In numbers)

(In words)

4 Nominee holder information (if applicable)

(Details of the agreement (name (depositary, inter-depositary, etc.), date, number))

(Name of the nominee holder recorded in the register)

5 Elected form of consideration for the sold securities

Shares are paid for in cash

(In case of cash payment, please fill in section 6 below)

Shares are paid for with other securities – depositary receipts

(In case of payment in depository receipts, please fill in section 7 below)

6 Payment in cash

Please make the payment for the sold shares by a wire transfer to the following bank account on the basis of RUB 0.01 (zero (0) rubles and one (1) kopeck) per 1 (one) common registered share issued in a book-entry form:

(a) Recipient

Individual

(Full name)

Юридическое лицо ☐	Legal entity ☐
______________________ (*Полное наименование*)	______________________ (*Full official name*)
(б) Наименование банка	**(b) Bank**
______________________ (*Полное наименование*)	______________________ (*Full official name*)
(в) Наименование отделения банка (в случае наличия)	**(c) Bank division (if any)**
______________________ (*Полное наименование*)	______________________ (*Full official name*)
(г) Адрес места нахождения банка	**(d) Bank address**
______________________ (*Адрес места нахождения*)	______________________ (*Location*)
(д) Лицевой/текущий счет (для физических лиц) / Расчетный счет (для юридических лиц)	**(e) Personal account (for an individual) / Settlement account (for a legal entity)**

(е) Корреспондентский счет	**(f) Correspondent account**

(ж) БИК	**(g) Bank Identification Code**

(з) ИНН	**(h) Taxpayer Identification Number (TIN)**

Legal entity

(Full official name)

(b) Bank

(Full official name)

(c) Bank division (if any)

(Full official name)

(d) Bank address

(Location)

(e) Personal account (for an individual) / Settlement account (for a legal entity)

(f) Correspondent account

(g) Bank Identification Code

(h) Taxpayer Identification Number (TIN)

7 Оплата депозитарными расписками	**7 Payment with depositary receipts**

Американские депозитарные расписки на обыкновенные акции VimpelCom Ltd. (компании "ВымпелКом Лтд.") идентифицирующий номер, присвоенный Комитетом по присвоению ценным бумагам стандартных номеров и кодов (CUSIP (Committee on Uniform Securities Identification Procedures) Number) 92719A 106, международный код (номер) идентификации ценных бумаг (International Securities Identification Number (ISIN)) US92719A1060, код классификации финансовых инструментов (CFI (Classification of Financial Instruments) Code) ESVUFA, выпущенные банком "The Bank of New York Mellon" ("Зе Бэнк оф Нью Йорк Меллон"), зарегистрированным по законодательству штата Нью-Йорк, США (или его офисом в г. Лондон, Великобритания), прошу перечислить на счет по следующим реквизитам в соответствующем количестве из расчета 20 (двадцать) указанных депозитарных расписок за 1 (одну) обыкновенную именную бездокументарную акцию ОАО "ВымпелКом":

(а) Получатель

Физическое лицо ☐

____

____

(*Фамилия, имя, отчество*)

Юридическое лицо ☐

____

____

(*Полное наименование*)

(б) Сведения о брокере (наименование, адрес, номер телефона, адрес электронной почты и данные лицензии брокера)

____

____

____

____

____

(a) Transferee

Individual ☐

____

____

(*Full name*)

Legal entity ☐

____

____

(*Full official name*)

____

____

____

____

____

7 Payment with depositary receipts

American depositary receipts representing common shares in VimpelCom Ltd., Committee on Uniform Securities Identification Procedures (CUSIP) Number 92719A 106, International Securities Identification Number (ISIN) US92719A1060, CFI (Classification of Financial Instruments) Code ESVUFA, issued by The Bank of New York Mellon, registered under the laws of New York, U.S.A. (or its London, UK office) shall be transferred on the basis of twenty (20) said depository receipts for one (1) common registered share of OJSC “VimpelCom” issued in a book-entry form to the following account:

(a) Transferee

Individual

(Full name)

Legal entity

(Full official name)

(b) Broker (name, address, telephone number, email address and broker’s license details)

(в) Реквизиты для зачисления депозитарных расписок VimpelCom Ltd. (компании "ВымпелКом Лтд."):	**(c) Delivery details for crediting VimpelCom Ltd. depositary receipts to:**
_______________ *(Наименование и номер счета Euroclear)*	_______________ *(Euroclear Account Name and Number)*
_______________ *(или Наименование и номер счета Clearstream)*	_______________ *(or Clearstream Account Name and Number)*
_______________ *(или Наименование и номер участника Депозитрано-трастовой компании ("ДТК"))*	_______________ *(or Depository Trust Company ("DTC") Participant Name and Number)*
_______________ *(Иная дополнительная информация для зачисления депозитарных расписок (целевое назначение и т.д.), включая телефон и адрес электронной почты получателя депозитарных расписок)*	_______________ *(Any additional information (designations, etc) for depositary receipts crediting, including transferee's contact telephone number and email address)*
Настоящим признаю, что в связи с неправильным или неполным указанием реквизитов для зачисления депозитарных расписок, или в связи с техническими сложностями совершения расчетов с иностранными ценными бумагами, депозитарные расписки VimpelCom Ltd. (компании "ВымпелКом Лтд.") могут быть перечислены с запозданием.	I hereby acknowledge that I may experience a delay in receipt of the depositary receipts of VimpelCom Ltd. due to specifying incorrect or incomplete delivery details for crediting depository receipts or technical complexities in settling foreign securities.
8 Способ уведомления акционера о невозможности исполнения VimpelCom Ltd. (компанией "ВымпелКом Лтд.") сделки по приобретению ценных бумаг в рамках добровольного предложения	**8 Method for giving notice that the securities cannot be purchased by VimpelCom Ltd. under the voluntary tender offer**
(а) Почтовый адрес для направления уведомления	**(a) Postal address for giving notice**
_______________ (*Почтовый адрес*)	_______________ (*Postal address*)
(б) Контактный телефон / факс	**(b) Contact phone / fax**
_______________ (*Контактный телефон / факс*)	_______________ (*Contact phone / fax*)

(c) Delivery details for crediting VimpelCom Ltd. depositary receipts to:

(Euroclear Account Name and Number)

(or Clearstream Account Name and Number)

(or Depository Trust Company (“DTC”) Participant Name and Number)

(Any additional information (designations, etc) for depositary receipts crediting, including transferee’s contact telephone number and email address)

I hereby acknowledge that I may experience a delay in receipt of the depositary receipts of VimpelCom Ltd. due to specifying incorrect or incomplete delivery details for crediting depository receipts or technical complexities in settling foreign securities.

8 Method for giving notice that the securities cannot be purchased by VimpelCom Ltd. under the voluntary tender offer

(a) Postal address for giving notice

(Postal address)

(b) Contact phone / fax

(Contact phone / fax)

(в) Дополнительный способ уведомления (при необходимости)	**(c) Additional method for giving notice (if required)**
Сообщение по электронной почте (указать): ☐	E-mail notice (specify): ☐
____________________ (*Адрес эл. почты*)	____________________ (*E-mail address*)
Иное (указать): ☐	Other (specify): ☐
____________________ ____________________ ____________________	____________________ ____________________ ____________________
9 Подтверждение статуса квалифицированного инвестора	**9 Qualified investor status confirmation**
Настоящим подтверждаю, что являюсь и буду являться: ☐	I hereby confirm that I am and will be: ☐
Настоящим подтверждаю, что ***не*** являюсь и ***не*** буду являться: ☐	I hereby confirm that I am ***not*** and will ***not*** be: ☐
на момент подачи настоящего заявления и на момент оплаты VimpelCom Ltd. (компанией "ВымпелКом Лтд.") приобретаемых ценных бумаг в рамках добровольного предложения квалифицированным инвестором (в том смысле, в каком этот термин употребляется в статье 51.2 Федерального закона от 22.04.1996 №39-ФЗ "О рынке ценных бумаг"), в отношении:	a qualified investor within the meaning of Article 51.2 of Federal Law No. 39-FZ "On the Securities Market," dated April 22, 1996 as at the date of this notice and as at the date of payment by VimpelCom Ltd. for the shares sold pursuant to the voluntary tender offer, in relation to:
____________________ ____________________ ____________________ (*указать вид ценных бумаг и/или иных финансовых инструментов, в отношении которых владелец акций является/признан квалифицированным инвестором*)	____________________ ____________________ ____________________ (*specify the types of securities and/or other financial instruments in relation to which the seller is, or is recognized as, a qualified investor*)
В Приложении А к настоящему Заявлению содержатся копии подтверждающих документов (включая надлежащим образом заверенную копию выписки из реестра лиц, признанных квалифицированными инвесторами, если применимо).	Copies of supporting documents (including a duly certified copy of an extract from the register of persons recognized as qualified investors, if applicable) are attached as Appendix A to this Notice.
10 Подпись акционера	**10 Shareholder's signature**
Физическое лицо ☐	Individual ☐
____________________ ____________________ (*Фамилия, имя, отчество*)	____________________ ____________________ (*Full name*)

(c) Additional method for giving notice (if required)

E-mail notice (specify):

(E-mail address)

Other (specify):

9 Qualified investor status confirmation

I hereby confirm that I am and will be:

I hereby confirm that I am not and will not be:

a qualified investor within the meaning of Article 51.2 of Federal Law No. 39-FZ “On the Securities Market,” dated April 22, 1996 as at the date of this notice and as at the date of payment by VimpelCom Ltd. for the shares sold pursuant to the voluntary tender offer, in relation to:

(specify the types of securities and/or other financial instruments in relation to which the seller is, or is recognized as, a qualified investor)

Copies of supporting documents (including a duly certified copy of an extract from the register of persons recognized as qualified investors, if applicable) are attached as Appendix A to this Notice.

10 Shareholder’s signature

Individual

(Full name)

Юридическое лицо ☐	Legal entity ☐
______________________________	______________________________
(*Полное наименование*)	(*Full official name*)
______________________________	______________________________
(*Фамилия, имя, отчество и должность должностного лица*)	(*Full name of the officer of the legal entity*)
______________________________	______________________________
(Полномочия подписанта; если подписант действует по нотариально заверенной доверенности – дата выдачи и номер доверенности)	*(Signatory's authority; if the signatory acts on the basis of the notarized power of attorney – its issue date and number)*
______________ (*Подпись*)	______________ (*Signature*)
М.П.	Seal
"____" _____________ 2010 года	_____________ ____, 2010

Legal entity

(Full official name)

(Full name of the officer of the legal entity)

(Signatory’s authority; if the signatory acts on the basis of the notarized power of attorney – its issue date and number)

(Signature)

Seal

, 2010

Приложение А / Appendix A

Копия выписки из реестра лиц,
признанных квалифицированными инвесторами /
Copy of the extract from the register of persons recognized as qualified investors

Appendix A

Copy of the extract from the register of persons recognized as qualified investors

ДЛЯ ВЛАДЕЛЬЦЕВ ПРИВИЛЕГИРОВАННЫХ ИМЕННЫХ БЕЗДОКУМЕНТАРНЫХ АКЦИЙ "ТИПА А"

Кому:	**Attn.:**
VimpelCom Ltd. (компании "ВымпелКом Лтд.")	VimpelCom Ltd.
Российская Федерация, 121357, Москва, ул. Вересаева, дом 6 (ЗАО "Национальная Регистрационная Компания", Центральный офис)	6 Ulitsa Veresayeva, 121357 Moscow, Russian Federation (ZAO The National Registration Company, Central Office)
От акционера:	**From shareholder:**

Физическое лицо ☐ | Individual ☐

____

(*Фамилия, имя, отчество, дата рождения*) | (*Full name and birth date*)

____

(*Данные документа, удостоверяющего личность (вид документа, серия, номер, дата выдачи, наименование органа, выдавшего документ)*) | (*Details of the identity document (document type, series, number, date of issuance, issuing authority)*)

____

(*Адрес места жительства (регистрации)*) | (*Residential (registration) address*)

Юридическое лицо ☐ | Legal entity ☐

____

(*Полное наименование*) | (*Full official name*)

____

(*Сведения о государственной регистрации – дата, регистрирующий орган, номер соответствующего свидетельства (в том числе для российских юридических лиц – основной государственный регистрационный номер (ОГРН), свидетельство о регистрации, дата внесения записи в единый государственный реестр юридических лиц (ЕГРЮЛ), регистрирующий орган)*)

____

(*Адрес места нахождения (регистрации)*) | (*Registered address*)

____

(*Контактный телефон / факс*) | (*Contact phone /fax*)

FOR HOLDERS OF

TYPE “A” PREFERRED REGISTERED SHARES

ISSUED IN A BOOK-ENTRY FORM

Attn.:

VimpelCom Ltd.

6 Ulitsa Veresayeva, 121357 Moscow, Russian Federation (ZAO The National Registration Company, Central Office)

From shareholder:

Individual

(Full name and birth date)

(Details of the identity document (document type, series, number, date of issuance, issuing authority))

(Residential (registration) address)

Legal entity

(Full official name)

(Details of the seller’s state registration, including the date of registration, the relevant registration authority and the number of the relevant certificate of registration (if the seller is a Russian legal entity such information must include its Main State Registration Number (OGRN), certificate of registration, the date on which the relevant entry was made in the Unified State Register of Legal Entities, and the relevant registration authority))

(Registered address)

(Contact phone /fax)

Номинальный держатель* ☐	Nominee holder* ☐
(*Наименование, адрес места нахождения*)	(*Name, location*)
(*Депозитарный договор (номер, дата заключения)*)	(*Depositary agreement (number and date)*)
Резидент РФ* ☐	Resident of the RF* ☐
Нерезидент РФ* ☐	Non-resident of the RF* ☐
* Данные графы заполняются в случае, когда акции учитываются на счетах депо в депозитарии; информация должна быть предоставлена в отношении депозитариев всех уровней (если применимо)	* Such information shall be provided in the event shares are recorded in a depo account with a depositary; this information needs to be supplied in respect of the depositaries of all levels (if applicable)
Заявление о продаже акций Открытого акционерного общества "Вымпел-Коммуникации" в рамках добровольного предложения VimpelCom Ltd. (компании "ВымпелКом Лтд.")	**Notice of sale of shares in Open Joint Stock Company "Vimpel-Communications" pursuant to the voluntary tender offer made by VimpelCom Ltd."**
Настоящим принимаю добровольное предложение VimpelCom Ltd. (компании "ВымпелКом Лтд.") о приобретении эмиссионных ценных бумаг ОАО "ВымпелКом" – привилегированных именных бездокументарных акций "типа А" – и выражаю согласие продать следующие принадлежащие мне привилегированные именные бездокументарные акции "типа А" на условиях, предусмотренных добровольным предложением.	I hereby accept the voluntary tender offer of VimpelCom Ltd. to purchase securities of OJSC "VimpelCom" issued in series – type "A" preferred registered shares issued in a book-entry form – and expressly agree to sell the following type "A" preferred registered shares issued in a book-entry form, owned by me, on the terms and conditions as set forth in such voluntary tender offer.
Настоящим также обязуюсь передать указанные привилегированные именные бездокументарные акции "типа А" свободными от прав любых третьих лиц.	I hereby also agree to transfer such type "A" preferred registered shares issued in a book-entry form free and clear of any third party rights.
1 Эмитент продаваемых ценных бумаг	**1 Issuer of the sold securities**
Открытое акционерное общество "Вымпел-Коммуникации"	Open Joint Stock Company "Vimpel-Communications"
2 Вид, категория, тип продаваемых ценных бумаг	**2 Form, class and type of the sold securities**
Привилегированные именные бездокументарные акции "типа А", государственный регистрационный номер выпуска 2-01-00027-А	Type "A" preferred registered shares issued in a book-entry form, issue state registration number 2-01-00027-A

Nominee holder*

(Name, location)

(Depositary agreement (number and date))

Resident of the RF*

Non-resident of the RF*

* Such information shall be provided in the event shares are recorded in a depo account with a depositary; this information needs to be supplied in respect of the depositaries of all levels (if applicable)

Notice of sale of shares in

Open Joint Stock Company

“Vimpel-Communications”

pursuant to the voluntary tender offer

made by VimpelCom Ltd.”

I hereby accept the voluntary tender offer of VimpelCom Ltd. to purchase securities of OJSC “VimpelCom” issued in series – type “A” preferred registered shares issued in a book-entry form – and expressly agree to sell the following type “A” preferred registered shares issued in a book-entry form, owned by me, on the terms and conditions as set forth in such voluntary tender offer.

I hereby also agree to transfer such type “A” preferred registered shares issued in a book-entry form free and clear of any third party rights.

1 Issuer of the sold securities

Open Joint Stock Company “Vimpel-Communications”

2 Form, class and type of the sold securities

Type “A” preferred registered shares issued in a book-entry form, issue state registration number 2-01-00027-A

Русский	English
3 Количество продаваемых ценных бумаг (цифрами и прописью)	**3 Amount of sold securities (in numbers and in words)**
____________________	____________________
(*Цифрами*)	(*In numbers*)
____________________	____________________
(*Прописью*)	(*In words*)
4 Информация о номинальном держателе (если применимо)	**4 Nominee holder information (if applicable)**
____________________	____________________
(*Реквизиты договора (наименование договора (депозитарный, междепозитарный и др.), дата, номер)*)	(*Details of the agreement (name (depositary, inter-depositary, etc.), date, number)*)
____________________	____________________
(*Наименование номинального держателя, зарегистрированного в реестре*)	(*Name of the nominee holder recorded in the register*)
5 Выбранная форма оплаты продаваемых ценных бумаг	**5 Elected form of consideration for the sold securities**
Оплата акций денежными средствами ☐	Shares are paid for in cash ☐
(Если акции оплачиваются денежными средствами, необходимо заполнить пункт **6** ниже)	(In case of cash payment, please fill in section **6** below)
Оплата акций иными ценными бумагами – депозитарными расписками ☐	Shares are paid for with other securities – depositary receipts ☐
(Если акции оплачиваются депозитарными расписками, необходимо заполнить пункт **7** ниже)	(In case of payment in depository receipts, please fill in section **7** below)
6 Оплата денежными средствами	**6 Payment in cash**
Денежные средства за продаваемые акции прошу перечислить путем денежного перевода на банковский счет по следующим реквизитам в соответствующем размере из расчёта 0,01 рубля (0 (ноль) рублей 1 (одна) копейка) за 1 (одну) привилегированную именную бездокументарную акцию "типа А":	Please make the payment for the sold shares by a wire transfer to the following bank account on the basis of RUB 0.01 (zero (0) rubles and one (1) kopeck) per one (1) type "A" preferred registered share issued in a book-entry form:
(a) Получатель	**(a) Recipient**
Физическое лицо ☐	Individual ☐
____________________	____________________
(*Фамилия, имя, отчество*)	(*Full name*)

3 Amount of sold securities (in numbers and in words)

(In numbers)

(In words)

4 Nominee holder information (if applicable)

(Details of the agreement (name (depositary, inter-depositary, etc.), date, number))

(Name of the nominee holder recorded in the register)

5 Elected form of consideration for the sold securities

Shares are paid for in cash

(In case of cash payment, please fill in section 6 below)

Shares are paid for with other securities – depositary receipts

(In case of payment in depository receipts, please fill in section 7 below)

6 Payment in cash

Please make the payment for the sold shares by a wire transfer to the following bank account on the basis of RUB 0.01 (zero (0) rubles and one (1) kopeck) per one (1) type “A” preferred registered share issued in a book-entry form:

(a) Recipient

Individual

(Full name)

Юридическое лицо ☐	Legal entity ☐
(Полное наименование)	*(Full official name)*
(б) Наименование банка	**(b) Bank**
(Полное наименование)	*(Full official name)*
(в) Наименование отделения банка (в случае наличия)	**(c) Bank division (if any)**
(Полное наименование)	*(Full official name)*
(г) Адрес места нахождения банка	**(d) Bank address**
(Адрес места нахождения)	*(Location)*
(д) Лицевой/текущий счет (для физических лиц) / Расчетный счет (для юридических лиц)	**(e) Personal account (for an individual) / Settlement account (for a legal entity)**
(е) Корреспондентский счет	**(f) Correspondent account**
(ж) БИК	**(g) Bank Identification Code**
(з) ИНН	**(h) Taxpayer Identification Number (TIN)**

Legal entity

(Full official name)

(b) Bank

(Full official name)

(c) Bank division (if any)

(Full official name)

(d) Bank address

(Location)

(e) Personal account (for an individual) / Settlement account (for a legal entity)

(f) Correspondent account

(g) Bank Identification Code

(h) Taxpayer Identification Number (TIN)

7 Оплата депозитарными расписками	7 Payment with depositary receipts
Американские депозитарные расписки на конвертируемые привилегированные акции VimpelCom Ltd. (компании "ВымпелКом Лтд."), идентифицирующий номер, присвоенный Комитетом по присвоению ценным бумагам стандартных номеров и кодов (CUSIP (Committee on Uniform Securities Identification Procedures) Number) 92719A 205, международный код (номер) идентификации ценных бумаг (International Securities Identification Number (ISIN)) US92719A2050, код классификации финансовых инструментов (CFI (Classification of Financial Instruments) Code) ESVTFA, выпущенные банком "The Bank of New York Mellon" ("Зе Бэнк оф Нью Йорк Меллон"), зарегистрированным по законодательству штата Нью-Йорк, США (или его офисом в г. Лондон, Великобритания) прошу перечислить на счет по следующим реквизитам в соответствующем количестве из расчета 20 (двадцать) указанных депозитарных расписок за 1 (одну) привилегированную именную бездокументарную акцию типа "А" ОАО "ВымпелКом":	American depositary receipts representing convertible preferred shares in VimpelCom Ltd., Committee on Uniform Securities Identification Procedures (CUSIP) Number 92719A 205, International Securities Identification Number (ISIN) US92719A2050, CFI (Classification of Financial Instruments) Code ESVTFA, issued by The Bank of New York Mellon, registered under the laws of New York, U.S.A. (or its London, UK office) shall be transferred on the basis of twenty (20) said depository receipts for one (1) type "A" preferred registered share of OJSC "VimpelCom" issued in a book-entry form to the following account:
(а) Получатель	**(a) Transferee**
Физическое лицо ☐	Individual ☐
___________________________ ___________________________ *(Фамилия, имя, отчество)*	___________________________ ___________________________ *(Full name)*
Юридическое лицо ☐	Legal entity ☐
___________________________ ___________________________ *(Полное наименование)*	___________________________ ___________________________ *(Full official name)*
(б) Сведения о брокере (наименование, адрес, номер телефона, адрес электронной почты и данные лицензии брокера)	**(b) Broker (name, address, telephone number, email address and broker's license details)**
___________________________ ___________________________ ___________________________ ___________________________ ___________________________	___________________________ ___________________________ ___________________________ ___________________________ ___________________________

7 Payment with depositary receipts

American depositary receipts representing convertible preferred shares in VimpelCom Ltd., Committee on Uniform Securities Identification Procedures (CUSIP) Number 92719A 205, International Securities Identification Number (ISIN) US92719A2050, CFI (Classification of Financial Instruments) Code ESVTFA, issued by The Bank of New York Mellon, registered under the laws of New York, U.S.A. (or its London, UK office) shall be transferred on the basis of twenty (20) said depository receipts for one (1) type “A” preferred registered share of OJSC “VimpelCom” issued in a book-entry form to the following account:

(a) Transferee

Individual

(Full name)

Legal entity

(Full official name)

(b) Broker (name, address, telephone number, email address and broker’s license details)

(в)	**Реквизиты для зачисления депозитарных расписок VimpelCom Ltd. (компании "ВымпелКом Лтд."):**	**(c)**	**Delivery details for crediting VimpelCom Ltd. depositary receipts to:**
	(Наименование и номер счета Euroclear)		*(Euroclear Account Name and Number)*
	(или Наименование и номер счета Clearstream)		*(or Clearstream Account Name and Number)*
	(или Наименование и номер участника Депозитрано-трастовой компании ("ДТК"))		*(or Depository Trust Company ("DTC") Participant Name and Number)*
	(Иная дополнительная информация для зачисления депозитарных расписок (целевое назначение и т.д.), включая телефон и адрес электронной почты получателя депозитарных расписок)		*(Any additional information (designations, etc) for depositary receipts crediting, including transferee's contact telephone number, email address)*
	Настоящим признаю, что в связи с неправильным или неполным указанием реквизитов для зачисления депозитарных расписок, или в связи с техническими сложностями совершения расчетов с иностранными ценными бумагами, депозитарные расписки VimpelCom Ltd. (компании "ВымпелКом Лтд.") могут быть перечислены с запозданием.		I hereby acknowledge that I may experience a delay in receipt of the depositary receipts of VimpelCom Ltd. due to specifying incorrect or incomplete delivery details for crediting depository receipts or technical complexities in settling foreign securities.
8	**Способ уведомления акционера о невозможности исполнения VimpelCom Ltd. (компанией "ВымпелКом Лтд.") сделки по приобретению ценных бумаг в рамках добровольного предложения**	**8**	**Method for giving notice that the securities cannot be purchased by VimpelCom Ltd. under the voluntary tender offer**
(а)	**Почтовый адрес для направления уведомления**	**(a)**	**Postal address for giving notice**
	(*Почтовый адрес*)		(*Postal address*)
(б)	**Контактный телефон / факс**	**(b)**	**Contact phone / fax**
	(*Контактный телефон / факс*)		(*Contact phone / fax*)

(c) Delivery details for crediting VimpelCom Ltd. depositary receipts to:

(Euroclear Account Name and Number)

(or Clearstream Account Name and Number)

(or Depository Trust Company (“DTC”)

Participant Name and Number)

(Any additional information (designations, etc) for depositary receipts crediting, including transferee’s contact telephone number, email address)

I hereby acknowledge that I may experience a delay in receipt of the depositary receipts of VimpelCom Ltd. due to specifying incorrect or incomplete delivery details for crediting depository receipts or technical complexities in settling foreign securities.

8 Method for giving notice that the securities cannot be purchased by VimpelCom Ltd. under the voluntary tender offer

(a) Postal address for giving notice

(Postal address)

(b) Contact phone / fax

(Contact phone / fax)

(в) Дополнительный способ уведомления (при необходимости)	**(c) Additional method for giving notice (if required)**
Сообщение по электронной почте (указать): ☐	E-mail notice (specify): ☐
______________________ *(Адрес эл. почты)*	______________________ *(E-mail address)*
Иное (указать): ☐	Other (specify): ☐
______________________ ______________________ ______________________	______________________ ______________________ ______________________
9 Подтверждение статуса квалифицированного инвестора	**9 Qualified investor status confirmation**
Настоящим подтверждаю, что являюсь и буду являться: ☐	I hereby confirm that I am and will be: ☐
Настоящим подтверждаю, что ***не*** являюсь и ***не*** буду являться: ☐	I hereby confirm that I am ***not*** and will ***not*** be: ☐
на момент подачи настоящего заявления и на момент оплаты VimpelCom Ltd. (компанией "ВымпелКом Лтд.") приобретаемых ценных бумаг в рамках добровольного предложения квалифицированным инвестором (в том смысле, в каком этот термин употребляется в статье 51.2 Федерального закона от 22.04.1996 №39-ФЗ "О рынке ценных бумаг"), в отношении:	a qualified investor within the meaning of Article 51.2 of Federal Law No. 39-FZ "On the Securities Market," dated April 22, 1996 as at the date of this notice and as at the date of payment by VimpelCom Ltd. for the shares sold pursuant to the voluntary tender offer, in relation to:
______________________ ______________________ ______________________ *(указать вид ценных бумаг и/или иных финансовых инструментов, в отношении которых владелец акций является/признан квалифицированным инвестором)*	______________________ ______________________ ______________________ *(specify the types of securities and/or other financial instruments in relation to which the seller is, or is recognized as, a qualified investor)*
В Приложении А к настоящему Заявлению содержатся копии подтверждающих документов (включая надлежащим образом заверенную копию выписки из реестра лиц, признанных квалифицированными инвесторами, если применимо).	Copies of supporting documents (including a duly certified copy of an extract from the register of persons recognized as qualified investors, if applicable) are attached as Appendix A to this Notice.
10 Подпись акционера	**10 Shareholder's signature**
Физическое лицо ☐	Individual ☐
______________________ ______________________ *(Фамилия, имя, отчество)*	______________________ ______________________ *(Full name)*

(c) Additional method for giving notice (if required)

E-mail notice (specify):

(E-mail address)

Other (specify):

9 Qualified investor status confirmation

I hereby confirm that I am and will be:

I hereby confirm that I am not and will not be:

a qualified investor within the meaning of Article 51.2 of Federal Law No. 39-FZ “On the Securities Market,” dated April 22, 1996 as at the date of this notice and as at the date of payment by VimpelCom Ltd. for the shares sold pursuant to the voluntary tender offer, in relation to:

(specify the types of securities and/or other financial instruments in relation to which the seller is, or is recognized as, a qualified investor)

Copies of supporting documents (including a duly certified copy of an extract from the register of persons recognized as qualified investors, if applicable) are attached as Appendix A to this Notice.

10 Shareholder’s signature

Individual

(Full name)

Юридическое лицо ☐	Legal entity ☐
______________________________	______________________________
(Полное наименование)	*(Full official name)*
______________________________	______________________________
(Фамилия, имя, отчество и должность должностного лица)	*(Full name of the officer of the legal entity)*
______________________________	______________________________
(Полномочия подписанта; если подписант действует по нотариально заверенной доверенности – дата выдачи и номер доверенности)	*(Signatory's authority; if the signatory acts on the basis of the notarized power of attorney – its issue date and number)*
______________________ *(Подпись)*	______________________ *(Signature)*
М.П.	Seal
"____" _____________ 2010 года	_____________ ____, 2010

Legal entity

(Full official name)

(Full name of the officer of the legal entity)

(Signatory’s authority; if the signatory acts on the basis of the notarized power of attorney – its issue date and number)

(Signature)

Seal

, 2010

Приложение А / Appendix A

Копия выписки из реестра лиц,
признанных квалифицированными инвесторами /
Copy of the extract from the register of persons recognized as qualified investors

Appendix A

Copy of the extract from the register of persons recognized as qualified investors

Форма 2 (Form 2) — В ЗАО «Национальная Регистрационная Компания» (to the National Registry Company)

Передаточное распоряжение (Transfer Order) №______ от (date) "___"_______________ 20__г.

Настоящим прошу перерегистрировать ценные бумаги с зарегистрированного лица, передающего ценные бумаги (отчуждатель) на лицо, на счет которого должны быть зачислены ценные бумаги (получатель), следующие ценные бумаги:
(With the present transfer order we request to reregister the following securities from the registered person, transferring securities, to the registered person, to whose account the securities shall be transferred)

Ценные бумаги: (securities)	Полное официальное наименование эмитента (Issuer full official name)		
Номер гос.регистрации (issue state registration number)	Номинальная стоимость: (face value) (roubles)	Вид ценных бумаг (Sort of securities)	Категория (тип) ценных бумаг (Category (type) of securities)
Количество ценных бумаг (Number of securities in figures)	Количество ценных бумаг прописью (Number of securities in writing)		

☐ не обременены обязательствами (bear no obligations) ☐ обременены (указать вид обязательств)________________ (bear the obligations of (declare the sort of obligations))

Лицо, передающее ценные бумаги: (Registered person transferring the securities): Ф.И.О. или полное официальное наименование юридического лица (Full name in accordance with Articles of Association)	№счета (Account No.)
	☐Владелец (Owner) ☐Номинальный держатель (Nominee)
Данные документа, удостоверяющего личность или регистрационные данные юридического лица (name of the certifying document) № гос .регистрации (Registration No.), выдан (Issued by), Дата регистрации (registration date)	☐Доверительный управляющий (Trustee) ☐Лицевой счет эмитента (Issuer) ☐Эмиссионный счет эмитента (Issuer)

Лицо, принимающее ценные бумаги: (Registered person to whose account the securities shall be transferred): Ф.И.О. или полное официальное наименование юридического лица (Full name in accordance with Articles of Association)	№ счета (Account No.)
	☐Владелец (Owner) ☐Номинальный держатель (Nominee)
Данные документа, удостоверяющего личность или регистрационные данные юридического лица (name of the certifying document) № гос .регистрации (Registration No.), выдан (Issued by), Дата регистрации (registration date)	☐Доверительный управляющий (Trustee) ☐Лицевой счет эмитента (Issuer)

Основание(Details of transfer): ☐ Купля-продажа (Sale & Purchase)	1. Полное наименование договора (name and requisites of the agreement)
☐ Купля-продажа с передачей в/из номинальное(го) держание(я) (Sale and purchase with transfer to/from the nominal holder) ☐ Передача в/из номинальное(го) держание(я) (transfer to/from the nominal holder)	2. Номер, дата, место составления договора (Number, date and place of the agreement)
☐ Передача в/из доверительное(го) управление(я) (transfer to/from the trustee) ☐ Иное (указать): (Other)	3. Стороны договора (Parties of the agreement)
Цена сделки (Price of transaction) ( )	Цена сделки прописью (Price of transaction in writing) ( )

Услуги Регистратора оплачивает (payer of the registrar fees) : ☐ Отчуждатель (transferor) ☐ Получатель (transferee)	**Уполномоченный представитель, предоставляющий документы регистратору:** (Authorised represantative) Ф.И.О. (Full name)
☐ Иное лицо (other person):	Данные документа, удостоверяющего личность (Document number, series, date of issue)

Подпись отчуждателя: (Signature of Registered person transferring the securities or his authorised represantative)	**Подпись залогодержателя:** (Signature of Registered lien holder or his authorised represantative) **Подпись получателя:** (Signature of the Registered person to whose account the securities shall be transferred or his authorised represantative)
Ф.И.О. подписавшего: (name of the person who signed the transfer order) **М.П.** (Seal)	

Отметки Регистратора:	отметка о приеме	контроль подписи	отметка об исполнении

[Printed on ING’s stationery]

To:	Shareholders in Open Joint Stock Company Vimpel-Communications which have accepted the voluntary tender offer made by VimpelCom Ltd. under and in accordance with Articles 84.1 and 84.3 of Federal Law No. 208-FZ “On Joint Stock Companies,” dated December 26, 1995, to purchase shares in Open Joint Stock Company Vimpel-Communications

BANK GUARANTEE No. GRO 2010/001

Moscow

This 12th day of January 2010

ING BANK (EURASIA) ZAO (CLOSED JOINT STOCK COMPANY), a bank organized and registered under the laws of the Russian Federation, with its registered office at 36 Krasnoproletarskaya Street, Moscow 127473, Russian Federation, the holder of general license No. 2495, dated May 28, 2002, issued by the Bank of Russia (the “Guarantor”), has been notified of the intention of VimpelCom Ltd, a company organized and registered under the laws of the Bermuda Islands, with its principal place of business at Strawinskylaan 3051, 1077 ZX Amsterdam, the Netherlands (the “Principal”) under Chapter XI.1 of Federal Law No. 208-FZ “On Joint Stock Companies,” dated December 26, 1995 (the “JSC Law”), to make a voluntary tender offer to the shareholders (hereinafter referred to collectively as the “Beneficiaries” and individually as a “Beneficiary”) of Open Joint Stock Company Vimpel-Communications (registered address: 10, 8th March Street, Building 14, Moscow 127083, Russian Federation; main state registration number (OGRN) 1027700166636) (the “Issuer”) to purchase all 51,281,022 uncertificated registered shares of common stock of the Issuer (registered under number 1-02-00027-A) and all 6,426,600 uncertificated registered Type A preferred shares in the Issuer (registered under number 2-01-00027-A) (the “Voluntary Tender Offer” and the “Shares,” respectively). If a Beneficiary accepts the Voluntary Tender Offer and transfers his or its Shares to the Principal, the Principal will be obliged to pay the price of such Shares to the Beneficiary either in cash or, at the Beneficiary’s option, in the form of other securities specified in the Voluntary Tender Offer (such payment obligation being hereinafter referred to as the “Principal Obligation”). The Principal is required under Article 84.1(5) of the JSC Law to provide a bank guarantee as security for its Principal Obligation to the Beneficiaries.

1.	GUARANTEE

1.1.	The Guarantor provides this irrevocable bank guarantee (the “Guarantee”) for a total of five hundred seventy seven thousand seventy six 22/100 (577,076.22) rubles at the Principal’s request and as security for the proper performance of the Principal’s Principal Obligation.

1.2.	If the Principal fails to perform the Principal Obligation within the applicable period specified by the Voluntary Tender Offer, the Guarantor shall pay the price of any Shares sold by a Beneficiary thereunder to the extent that the Principal has failed to perform its obligation to that Beneficiary, provided that such Beneficiary has accepted the Voluntary Tender Offer and transferred such Shares to the Principal.

1.3.	Any individual or legal entity which holds a securities account on the Issuer’s share register or a custody account is a Beneficiary hereunder if Shares are transferred from such account in order to be deposited in the Principal’s securities account on the Issuer’s share register within the period specified in 2.3 below.

1.4.	This Guarantee shall be irrevocable.

2.	A BENEFICIARY’S DEMAND

2.1.	A Beneficiary shall present a written demand to the Guarantor in order to receive payment hereunder which demand shall include the statement that (1) the Beneficiary has elected to be paid in cash for his or its Shares and (2) the Principal has failed to perform its obligations to pay for such Beneficiary’s Shares in cash within the applicable period specified by the Voluntary Tender Offer (the “Demand”).

2.2.	The Beneficiary’s Demand shall specify the Beneficiary’s full name and passport details or main state registration number (OGRN), if a legal entity, the full details of the Beneficiary’s Russian ruble bank account for payment hereunder, and the Beneficiary’s registered address / place of residence and mailing address.

2.3.	The Beneficiary’s Demand hereunder shall be accompanied by the original or a notarized copy of a notice of transaction given by the Issuer’s registrar (the “Notice”) or the original or a notarized copy of a custody account statement issued by the depository holding the Beneficiary’s Shares (the Account Statement”), which Notice or Account Statement shall confirm the transfer of Shares from the Beneficiary’s securities account or custody account, respectively, in order to subsequently deposit them in the Principal’s securities account on the Issuer’s share register and shall specify the number of Shares so transferred. The transfer of Shares from the Beneficiary’s securities account on the share register or the Beneficiary’s custody account at the depository in order to deposit them in the Principal’s securities account on the Issuer’s share register shall be completed within fifteen (15) calendar days after the expiration of the period of acceptance of the Voluntary Tender Offer.

2.4.	The amount of the Beneficiary’s Demand hereunder may not exceed the amount equal to the number of the Beneficiary’s Shares transferred to the Principal (within such period and in such manner as are specified in the Voluntary Tender Offer), multiplied by the proposed purchase price per Share under the Voluntary Tender Offer, which is one hundredth of a ruble (RUR0.01) per Share.

2.5.	Any Demand must be received by the Guarantor at ING Bank (Eurasia) ZAO, 36 Krasnoproletarskaya Street, Moscow 127473, Russia, for the attention of the Department for General and Structured Financing Documentation, within the term of this Guarantee. The Guarantor shall not be required to take any action pursuant to any Demand received after 5:30 p.m. (Moscow time) on the last day of the term hereof.

2.6.	The Guarantor shall deny payment hereunder to the Beneficiary if it is impossible to unambiguously determine from the Beneficiary’s Demand together with the documents attached thereto that the person making such demand under the Guarantee is the person specified in the related Notice or Account Statement as the holder of the securities account on the share register or of the custody account at the depository, respectively, from which the relevant Shares were transferred in order to deposit them in the Principal’s securities account on the Issue’s share register within such period and in such manner as are specified in the Voluntary Tender Offer.

2.7.	If a Beneficiary is an individual any Demand presented by such Beneficiary shall be signed by him in person or by a person duly authorized by the Beneficiary in accordance with applicable law (the “Representative”).

2.8.	If a Beneficiary is an individual the signature affixed by him or his Representative to his Demand shall be certified as genuine by a notary public (and evidence shall be provided to show that the notary public has verified such Representative’s powers if the Demand is signed by the Representative) or such Demand shall be signed by the Beneficiary or his Representative on the Guarantor’s premises at the address specified in 2.5 above in the presence of authorized officers of the Guarantor provided that an authorized officer of the Guarantor is able to attest the identity of the Beneficiary or his Representative, as the case may be, and further provided that, if signed by the Representative, the Demand shall be accompanied by a notarized power of attorney (or a notarized copy of such notarized power of attorney) authorizing the Representative to sign that Demand on such Beneficiary’s behalf.

2.9.	If a Beneficiary is a legal entity any Demand presented by such Beneficiary shall be signed by the Beneficiary’s chief executive officer or another person authorized to do so on the Beneficiary’s behalf and by the Beneficiary’s chief accountant and the Beneficiary’s company seal, if any, shall be affixed thereto which signatures shall be certified as genuine by a notary public (and evidence shall be provided to show that the notary public has verified the powers of the persons who sign the Demand). If a Beneficiary is a foreign legal entity and presents a Demand such Demand need not be signed by its chief accountant.

2.10.	The Guarantor may rely on the notarial acknowledgement that the signature(s) affixed to a Demand is/are authentic and on the notarization of any relevant power of attorney and may treat such acknowledgment and notarization as sufficient proof of the authenticity of the signature(s) and of the powers of the person(s) who has/have signed such Demand and no further verification shall be required on the Guarantor’s part.

2.11.	If a Beneficiary is not a Russian resident and documents presented by such Beneficiary to the Guarantor have been prepared outside the Russian Federation any such documents shall be legalized or apostilled in accordance with applicable law and shall be translated into Russian. Any such translation shall be notarized.

3.	TERM OF THE GUARANTEE

3.1.	This Guarantee shall be effective from January 12, 2010 and be valid through December 31, 2010.

3.2.	The Guarantor shall rely on its inspection of documents to confirm whether any documents presented to it satisfy the terms, conditions and requirements set forth herein and the applicable legal requirements and shall not be legally responsible for their authenticity, forgery, completeness, accuracy or legal meaning.

3.3.	If a document is not specified herein the Guarantor shall not review or confirm such document.

3.4.	No document attached to any Beneficiary’s Demand shall be returned by the Guarantor, whether or not the Guarantor denies payment hereunder.

4.	PAYMENT UNDER THIS GUARANTEE

4.1.	The Guarantor shall make or deny payment hereunder to a Beneficiary within five (5) business days of the date of receipt of such Beneficiary’s Demand.

5.	MISCELLANEOUS

5.1.	The Guarantor’s aggregate liability to the Beneficiaries for a failure to perform or an improper performance of the Guarantor’s obligations hereunder shall not exceed the amount specified in 1.1 above. The Guarantor’s liability to each Beneficiary for a failure to perform or an improper performance of the Guarantor’s obligations hereunder shall not exceed the amount of the Principal’s outstanding Principal Obligation to such Beneficiary.

5.2.	The Guarantor’s obligations hereunder shall not exceed the amount specified in 1.1 above and the Guarantor’s obligations to each Beneficiary hereunder shall not exceed the amount equal to the number of such Beneficiary’s Shares transferred to the Principal, multiplied by the proposed purchase price per Share under the Voluntary Tender Offer (as is specified in 2.4 above) and shall be reduced by any amount(s) paid by the Principal pursuant to the Principal Obligation and/or by the Guarantor hereunder.

5.3.	The Guarantor’s obligations to a Beneficiary shall be discharged as soon as the relevant amount specified in such Beneficiary’s Demand is debited to the Guarantor’s account in favor of the Beneficiary.

5.4.	No Beneficiary’s right to assert a claim against the Guarantor hereunder may be assigned to another person.

6.	GOVERNING LAW AND DISPUTE RESOLUTION

6.1.	This Guarantee shall be governed by the laws of the Russian Federation.

6.6.	If a dispute or controversy arising in connection with performance hereunder has not been settled it shall be resolved by the State Business Court for Moscow (if the Beneficiary concerned is a legal entity) or a court of general jurisdiction in accordance with the rules of territorial jurisdiction established by Russian law (if the Beneficiary concerned is an individual).

/s/ Mikhail M. Chaikin	/s/ Natalia N. Londarenko
Mikhail M. Chaikin	Natalia N. Londarenko
Director	Chief Accountant
Corporate Customer Relations and Lending

[seal of ING Bank (Eurasia) ZAO]

[Stamp with the following text in italics:]

Four pages bound and fixed securely with a seal.

[seal of ING Bank (Eurasia) ZAO]